VEHICLE PURCHASE
                               AGREEMENT                 November 6, 1997

KANSAS CITY PETERBILT          OTR Express, Inc.
                               P O Box 2819
                               Olathe,          Ks.     66062
                                               (913) 829-1616




BASE PRICE OF UNIT

(61)    378 Peterbilt tractors w/63" H/R Sleepers
        Ultra Cabs and Cat Engines

Prices Include: =   Dual S/S 13" Air Cleaners, Double Bunk in sleeper
                    T.V. Shelf, and antenna, F.E.T.

(57) Units w/ Metallic Paint at $ 78,630.00 / Unit               $4,481,910.00
(04) Units w/o Metallic Paint at $ 78,488.00 / Unit                 313,952.00





Trade Ins: 35 Navistar and Freight Liner Trucks $37,000.00 each

                                       Base Price Plus Options
Used Vehicle Trade-in Information      of Described Vehicle      $4,795,862.00

Balance Owed to                        Net Trade-In Allowance    $1,295,000.00
                                       Trade Difference
Address                                Service Contract
                                       F.E.T.
Used Trade-In Allowance                Sub Total
                                       State and Local Taxes or ICC
Balance Owned On Trade-In              License, License Transfer
                                       Total Price of Vehicle
Net Allowance On Used  trade-In        Partial Payment (Deposit)
           $1,295,000.00               Unpaid Balance Due On
                                       Delivery                  $3,500,862.00
   This contract is not binding upon the dealer until signed by unauthorized representative. Buyer many cancel this contract and receive full refund anytime before receipt of a copy of this contract signed by an authorized dealer representative by giving written notice of cancellation to the dealer.

   Purchaser agrees that this Order includes all of the terms and conditions on both the face and reverse side hereof, that this Order cancels and supersedes any prior agreement and as of the date hereof comprises the complete and exclusive statement of the terms of the agreement relating to the subject matters covered hereby. Purchaser understands that liability insurance coverage which would protect him/her under the Kansas Automobile Injury Reparations Act is not included in this purchase of the herein described motor vehicle. Purchaser has received a copy of this statement.
The seller of this vehicle (has) (has not) performed a title search for the motor vehicle being sold for purposes of determining the accuracy of the mileage shown on the odometer or for any other purpose. Purchaser acknowledges the receipt of this disclosure.

/s/ Marc Hirschmann OTRX V.P. Purchasing 11/6/97      /s/ Leon Geis
Purchaser's Signature                                 Salesperson's Signature
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